                                                                   EXHIBIT 10.45

                   RESIGNATION AND GENERAL RELEASE AGREEMENT
                   -----------------------------------------


          This Resignation and General Release Agreement ("Agreement"), made this 13th day of December, 1996, by and between Michael J. Manning ("Manning"), an individual and Los Angeles Turf Club, Incorporated (the "Company") is a resignation agreement which includes a general release of claims.

          In consideration of the covenants undertaken and the releases contained in this Agreement, Manning and the Company agree as follows:

          1. Manning shall voluntarily resign from his position as Vice President and Assistant General Manager of the Company and as an officer of the Company's subsidiaries by executing Exhibit A attached hereto, such resignation to be effective December 13, 1996.

          2. The Company and Manning agree to the following actions in full discharge of any and all of its obligations to Manning (except to the extent such obligations are carried out under this agreement, either directly or by incorporation by reference), including, without limitation, the Severance Agreement dated as of November 28, 1994.

          a. Manning shall remain on the Company's payroll and be paid semi-monthly, less statutory deductions, until June 15, 1997, provided that Manning does not revoke this Agreement pursuant to Section 7(d) hereof, and shall pay him one (1) month of vacation pay, less statutory deductions, within ten (10) days of execution of this Agreement. The Company will continue Manning's COBRA benefits at Manning's expense.

          b. Under no circumstance shall the Company pay Manning anything if a Change in Control (as defined in such Severance Agreement) occurs at any time.

          3. Manning shall return to the Company and shall not take or copy in any form or manner lists of customers, prices, engineering plans, and similar confidential and proprietary materials or information.

          4. The Company expressly denies any violation of any of its policies, procedures, state or federal laws or regulations. Accordingly, while this Agreement resolves all issues between the Company and Manning relating to any alleged violation of the Company policies or procedures or any state or federal law or regulation, this Agreement does not constitute an adjudication or finding on the merits and it is not, and shall not be construed as, an admission by the Company of any violation of its policies, procedures, state or federal laws or regulations. Moreover, neither this Agreement nor anything in this Agreement shall be construed to be or shall be admissible in any proceeding as evidence of or an admission by the Company of any violation of its policies, procedures, state or federal laws or regulations. This Agreement may be introduced, however, in any proceeding to enforce the Agreement. Such introduction shall be pursuant to an order protecting its confidentiality.

          5. Except for those obligations created by or arising out of this Agreement for which receipt or satisfaction has not been acknowledged herein, Manning on behalf of himself, his descendants, dependents, heirs, executors, administrators, assigns, and successors, and each of them, hereby covenants not to sue and fully releases and discharges the Company and its subsidiaries and affiliates and Santa Anita Realty Enterprises, Inc., past and present, and each of them, as well as each of their trustees, directors, officers, agents, attorneys, insurers, employees, stockholders, representatives, assigns, and successors, past and present, and each of them, hereinafter together and collectively referred to as "Releasees," with respect to and from any and all claims, wages, demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, costs, expenses, attorneys' fees, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, and whether or not concealed or hidden, which he now owns or holds or he has at any time heretofore owned or held or may in the future hold as against said Releasees, arising out of or in any way connected with his employment or other relationships with the Company, or his voluntary resignation from employment or any other transactions, occurrences, acts or omissions or any loss, damage or injury whatever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of said Releasees, or any of them, committed or omitted prior to the date of this Agreement including, without limiting the generality of the foregoing, any claim under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act of 1993, the California Fair Employment and Housing Act, the California Family Rights Act, or any claim for severance pay, bonus, sick leave, holiday pay, vacation pay, life insurance, health or medical insurance or any other fringe benefit, workers' compensation or disability.

          6. It is the intention of Manning in executing this instrument that the same shall be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, Manning expressly waives any and all rights and benefits conferred upon him by the provisions of SECTION 1542 OF THE CALIFORNIA CIVIL CODE and expressly consents that this Agreement shall be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected claims, demands and causes of action, if any, as well as those relating to any other claims, demands and causes of action hereinabove specified. SECTION 1542 provides:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Manning acknowledges that he may hereafter discover claims or facts in addition to or different from those which he now knows or believes to exist with respect to the subject matter of this Agreement and which, if known or suspected at the time of executing this Agreement, may have materially affected this settlement. Nevertheless, Manning hereby waives any right, claim or cause of action that might arise as a result of such different or additional claims or facts. Manning acknowledges that he understands the significance and consequence of such release and such specific waiver of SECTION 1542.

          7. Manning expressly acknowledges and agrees that, by entering into this Agreement, he is waiving any and all rights or claims that he may have arising under the Age Discrimination in Employment Act of 1967, as amended, which have arisen on or before the date of execution of this Agreement. Manning further expressly acknowledges and agrees that:

          a. In return for this Agreement, he will receive compensation beyond that which he was already entitled to receive before entering into this Agreement;

          b. He was orally advised by the Company and is hereby advised in writing by this Agreement to consult with an attorney before signing this Agreement;

          c. He was given a copy of this Agreement on December 11, 1996, and informed that he has twenty-one (21) days within which to consider the Agreement and by executing this Agreement hereby waives the twenty-one (21) day period;

          d. He was informed that he has seven (7) days following the date of execution of the Agreement in which to revoke the Agreement; and

          8. Manning shall make himself available, upon the request of the Company to testify or otherwise assist in litigation, arbitration, or other disputes involving the Company or any of the directors, officers, employees, subsidiaries, or parent corporation, at no additional cost until June 15, 1997 and thereafter the Company shall pay Manning $800 per day, for the above services.

          9. Manning acknowledges that by reason of his position with the Company he has been given access to lists of customers, prices, engineering plans, and similar confidential or proprietary materials or information respecting the Company's business affairs. Manning represents that he has held all such information confidential and will continue to do so, and that he will not use such information and relationships for any business (which term herein includes a partnership, firm, corporation or any other entity) without the prior written consent of the Company.

          10. Manning agrees that the terms and conditions of this Agreement shall remain confidential as between the parties and he shall not disclose them to any other person except for his attorneys and tax advisors and his spouse. Without limiting the generality of the foregoing, Manning will not respond to or in any way participate in or contribute to any public discussion, notice or other publicity concerning, or in any way relating to, execution of this Agreement or the events (including any negotiations) which led to its execution. Without limiting the generality of the foregoing, Manning specifically agrees that he shall not disclose information regarding this Agreement to any current or former employee of Releasees. It shall not be a violation of this Agreement for Manning to state that he "resigned for personal reasons and to pursue other business opportunities." Manning hereby agrees that disclosure by him of any of the terms and conditions of the Agreement in violation of the foregoing shall constitute and be treated as a material breach of this Agreement.

          The Company agrees that its officers shall keep confidential the terms and conditions of this Agreement among the officers and directors of the Company and said officers shall undertake their best efforts to ensure that the directors keep the terms and conditions of this Agreement confidential, except to the extent that disclosures are required by federal securities or other laws or the disclosure of the terms and conditions of this Agreement to consultants and advisors of the Company and employees of the Company other than the officers is necessary or appropriate.

          11. Manning warrants and represents that Manning has not heretofore assigned or transferred to any person not a party to this Agreement any released matter or any part or portion thereof and Manning shall defend, indemnify and hold harmless the Company from and against any claim (including the payment of attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or in connection with or arising out of any such assignment or transfer made, purported or claimed.

          12. Manning and the Company acknowledge that any employment or contractual relationship between them terminated on December 13, 1996, including but not limited to the Severance Agreement dated November 28, 1994, and that they have no further employment or contractual relationship except as may arise out of this Agreement and that Manning waives any right or claim to reinstatement as an employee of the Company and will not seek employment in the future with the Company or any Releasee.

          13. All payments hereunder shall be reduced by federal and state income tax withholding and other applicable withholding taxes.

          14. This instrument constitutes and contains the entire agreement and understanding concerning Manning's employment, voluntary resignation from the same and the other subject matters addressed herein between the parties, and supersedes and replaces all prior negotiations and all agreements proposed or otherwise, whether written or oral, concerning the subject matters hereof. This is an integrated document. This agreement may be modified only by a writing signed by the parties.

          15. Manning may revoke this Agreement in its entirety during the seven days following execution of the Agreement by Manning. Any revocation of the Agreement must be in writing and hand delivered to Kathryn J. McMahon, Esq. at 285 West Huntington Drive, Arcadia, CA 91007 during the revocation period. This Agreement will become effective and enforceable seven days following execution by Manning, unless it is revoked during the seven-day period.

          16. If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of the Agreement which can be given effect without the invalid provisions or applications and to this end the provisions of this Agreement are declared to be severable.

          17. This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of California without regard to principles of conflict of laws.

          18. Each party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any party on the basis that the party was the drafter.

          19. This Agreement may be executed in counterparts, and each counterpart, when executed, shall have the efficacy of a signed original. Photographic copies of such signed counterparts may be used in lieu of the originals for any purpose.

          20. Any dispute or controversy between Manning, on the one hand, and the Company (or any other Releasee), on the other hand, in any way arising out of, related to, or connected with this Agreement or the subject matter thereof, or otherwise in any way arising out of, related to, or connected with Manning's employment with the Company or the termination of Manning's employment with the Company, shall be resolved through final and binding arbitration in Los Angeles, California, pursuant to California Civil Procedure Code (S)(S) 1282-1284.2, before a mutually agreed upon arbitrator. If there is no Mutual Agreement then by alternate striking from a panel of nine (9) retired judges submitted by Endispute/J.A.M.S. or a similar organization. In the event of such arbitration, the prevailing party shall be entitled to recover all reasonable costs and expenses incurred by such party in connection therewith, including attorneys' fees. The nonprevailing party shall also be solely responsible for all costs of the arbitration, including, but not limited to, the arbitrator's fees, court reporter fees, and any and all other administrative costs of the arbitration, and promptly shall reimburse the prevailing party for any portion of such costs previously paid by the prevailing party. Any dispute as to the reasonableness of costs and expenses shall be determined by the arbitrator.

          Except as may be necessary to enter judgment upon the award or to the extent required by applicable law, all claims, defenses and proceedings (including, without limiting the generality of the foregoing, the existence of the controversy and the fact that there is an arbitration proceeding) shall be treated in a confidential manner by the arbitrator, the parties and their counsel, and each of their agents, and employees and all others acting on behalf of or in concert with them. Without limiting the generality of the foregoing, no one shall divulge to any third party or person not directly involved in the arbitration the contents of the pleadings, papers, orders, hearings, trials, or awards in the arbitration, except as may be necessary to enter judgment upon an award as required by applicable law. Any court proceedings relating to the arbitration hereunder, including, without limiting the generality of the foregoing, to prevent or compel arbitration or to confirm, correct, vacate or otherwise enforce an arbitration award, shall be filed under seal with the court, to the extent permitted by law.

          21. No waiver of any breach of any term or provision of this Agreement shall be construed to be, or shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach.

          22. In entering this Agreement, the parties represent that they have relied upon the advice of their attorneys, who are attorneys of their own choice, and that the terms of this Agreement have been completely read and explained to them by their attorneys, and that those terms are fully understood and voluntarily accepted by them.

          23. After execution of this Agreement, the Company may, but is not required to, present for approval to the Workers' Compensation Appeals Board an appropriate stipulation or compromise and release extinguishing any and all rights or claims Manning may have under applicable workers' compensation provisions.

          24. All parties agree to cooperate fully and to execute any and all supplementary documents and to take all additional actions that may be necessary or appropriate to give full force to the basic terms and intent of this Agreement and which are not inconsistent with its terms.

          I have read the foregoing Agreement and I accept and agree to the provisions it contains and hereby execute it voluntarily with full understanding of its consequences.

          EXECUTED this _____ day of December, 1996, at Los Angeles County, California.

                              __________________________________
                                        Michael J. Manning

          EXECUTED this _____ day of December, 1996, at Los Angeles County, California.

                              LOS ANGELES TURF CLUB, INCORPORATED



                              By ___________________________

                                  ENDORSEMENT
                                  -----------


          I, Michael J. Manning, hereby acknowledge that I was given 21 days to consider the foregoing Agreement and voluntarily chose to sign the Agreement prior to the expiration of the 21-day period.

          I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.

          EXECUTED this ____ day of December, 1996, at Los Angeles County, California.

                              _______________________________
                                      Michael J. Manning

                                   EXHIBIT A
                                   ---------

To   CLIFF GOODRICH


     This is to advise you that effective December 13, 1996, I hereby voluntarily resign my position as Vice President and Assistant General Manager of Los Angeles Turf Club, Incorporated. I agree that I will not seek reemployment with Los Angeles Turf Club, Incorporated or Oak Tree Racing Association or their parent corporations, or subsidiaries or affiliates.

                              Sincerely yours,

                              ____________________________
                              Michael J. Manning